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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 11, 1998



                           GOLDEN STATE BANCORP INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         333-28037                      95-4642135
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(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)


135 Main Street
San Francisco, California                                           94105
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(Address of principal executive offices)                         (Zip Code)


                                 (415) 904-1100
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              (Registrant's telephone number, including area code)


              414 North Central Avenue, Glendale, California 91203
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         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


                  On September 11, 1998, Golden State Bancorp Inc., a Delaware corporation ("Golden State"), and its subsidiaries consummated the transactions contemplated by the Agreement and Plan of Reorganization, dated as of February 4, 1998, as amended (the "Agreement"), by and among Golden State, Golden State Financial Corporation, a Delaware corporation and a wholly-owned subsidiary of Golden State ("Golden State Financial"), First Nationwide (Parent) Holdings Inc., a Delaware corporation ("Parent Holdings"), First Nationwide Holdings Inc., a Delaware corporation ("FNH"), First Gibraltar Holdings Inc., a Delaware corporation and the sole stockholder of Parent Holdings ("FGH"), and Hunter's Glen/Ford, Ltd., a Texas limited partnership ("Hunter's Glen").

                  Pursuant to the Agreement, FNH merged with and into Golden State Financial (the "FNH Merger"), Parent Holdings merged with and into Golden State (the "Golden State Merger"), and Glendale Federal Bank, Federal Savings Bank, an indirect subsidiary of Golden State ("Glendale Federal"), merged (the "Subsidiary Bank Merger") with and into California Federal Bank, A Federal Savings Bank, an indirect subsidiary of FNH ("Cal Fed"). The Golden State Merger and the FNH Merger are sometimes referred to herein collectively as the "Holding Company Mergers," and the Holding Company Mergers and the Subsidiary Bank Merger are sometimes referred to herein collectively as the "Mergers." Immediately prior to the consummation of the Mergers, FNH contributed all of its assets, including all of the outstanding common stock of Cal Fed, to, and its long-term debt was assumed by, Golden State Holdings Inc. (formerly New First Nationwide Holdings Inc.), a Delaware corporation and a wholly owned subsidiary of FNH. FNH formerly was owned 80% by Parent Holdings and 20% by Hunter's Glen. Parent Holdings formerly was an indirect wholly owned subsidiary of MacAndrews & Forbes Holdings Inc. Hunter's Glen is a limited partnership controlled by Gerald J. Ford, the Chairman and Chief Executive Officer of
Cal Fed.

                  Pursuant to the Agreement, FGH and Hunter's Glen received at the closing of the Holding Company




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Mergers, in consideration of their interests as stockholders of Parent Holdings and FNH, certificates representing 41 million and 15.6 million shares, respectively, of common stock, par value $1.00 per share, of Golden State ("Common Stock"), as determined pursuant to a formula set forth in the Agreement. The number of shares covered by the share certificates issued to FGH and Hunter's Glen at the closing was calculated based on the number of outstanding securities of Golden State as of September 8, 1998. The number of shares of Common Stock which FGH and Hunter's Glen are entitled to receive upon consummation of the Holding Company Mergers pursuant to the Agreement will be recalculated pursuant to the Agreement based on the number of outstanding securities of Golden State as of the close of business on September 11, 1998, and FGH and Hunter's Glen will be issued certificates representing the number of additional shares of Common Stock, if any, which FGH and Hunter's Glen are so entitled to receive based on such recalculation.

                  In addition, the Agreement provides that FGH and Hunter's Glen will be entitled to receive contingent consideration, through the issuance by Golden State of additional shares of Common Stock to FGH and Hunter's Glen following consummation of the Mergers, based on (i) the use by the combined company of certain potential tax benefits resulting from certain net operating loss carryforwards of the consolidated group of which Parent Holdings was a part, and the realization of certain other potential tax assets and liabilities of Golden State and Parent Holdings and (ii) Cal Fed's net after-tax recovery in certain specified litigation, including a percentage of the net after-tax recovery, if any, in Cal Fed's goodwill litigation against the United States (following payment by Cal Fed of all amounts due to the holders of its contingent litigation recovery participation inter-





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ests and its secondary contingent litigation recovery participation interests and the retention of certain amounts of such recovery by the combined company). The issuance of such contingent consideration to FGH and Hunter's Glen will reduce the proportion of the outstanding Common Stock owned by existing Golden State stockholders and will correspondingly increase the proportion of the outstanding Common Stock owned by FGH and Hunter's Glen. The foregoing summary of the provisions of the Agreement relating to the contingent consideration payable to FGH and Hunter's Glen following the Mergers does not purport to be complete and is qualified by reference to the specific terms of the Agreement, included as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K.

                  Effective immediately upon the consummation of the Holding Company Mergers, the board of directors of Golden State was expanded to 15 directors, with five directors designated by Golden State and the remaining ten directors designated by Parent Holdings. The directors designated by Golden State are Brian P. Dempsey, John F. King, John F. Kooken, Thomas S. Sayles and Cora M. Tellez. The directors designated by Parent Holdings are Ronald O. Perelman, Gerald J. Ford, Carl B. Webb, Paul M. Bass, Jr., George W. Bramblett, Jr., Bob Bullock, Howard Gittis, Gabrielle K. McDonald, Lynn Schenk and Robert Setrakian.

                  Upon consummation of the Mergers, Mr. Ford became Chairman and Chief Executive Officer of Golden State, and Carl B. Webb, the President and Chief Operating Officer of Cal Fed, became President and Chief Operating Officer of Golden State.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          The following exhibits are filed as part of this report:

2.1 Agreement and Plan of Reorganization, dated as of February 4, 1998, by and among First Nationwide (Parent) Holdings Inc., First Nationwide Holdings Inc., First Gibraltar Holdings Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp



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          Inc. and Golden State Financial Corporation (incorporated by reference to Exhibit 2.1 to Golden State's Form 8-K dated February 4,
          1998).

2.2       Amendment No. 1, dated as of July 13, 1998, to the Agreement and
          Plan of Reorganization, dated as of February 4, 1998, by and among First Nationwide (Parent) Holdings Inc., First Nationwide Holdings Inc., First Gibraltar Holdings Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp Inc. and Golden State Financial Corporation

23.1      Consent of KPMG Peat Marwick LLP

99.1      (a)      Financial Statements of Business Acquired (Legal Acquiree).

          (i)      The following financial statements for Parent
                   Holdings at December 31, 1997 and 1996, and for the years ended December 31, 1997, 1996 and 1995 are set forth in Exhibit 99.1 (a)(i) hereto:

                   Independent Auditors' Report

                   Consolidated Balance Sheets

                   Consolidated Statements of Operations

                   Consolidated Statements of Comprehensive Income

                   Consolidated Statements of Stockholder's Equity

                   Consolidated Statements of Cash Flows

                   Notes to Consolidated Financial Statements

          (ii)     The following financial statements for Parent
                   Holdings at June 30, 1998 and for the six months ended June 30, 1998 and 1997 are also set forth in Exhibit 99.1
                   (a)(ii) hereto:

                   Unaudited Consolidated Balance Sheets

                   Unaudited Consolidated Statements of Income

                   Unaudited Consolidated Statement of Comprehensive Income

                   Unaudited Consolidated Statements of Stockholder's Equity




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                   Unaudited Consolidated Statements of Cash Flows

                   Notes to Unaudited Consolidated Financial Statements

          (b)      Pro Forma Financial Information

                      The following unaudited pro forma condensed combined
                   financial statements at June 30, 1998 are set forth in
                   Exhibit 99.1(b) hereto:

                   Pro Forma Condensed Combined Statement of
                       Financial Condition at June 30, 1998 (Unaudited)

                   Pro Forma Condensed Combined Statement of Operations for
                       the six months ended June 30, 1998 (Unaudited)

                   Pro Forma Condensed Combined Statement of Operations for
                       the year ended December 31, 1997 (Unaudited)



ITEM 8.  CHANGE IN FISCAL YEAR.

                  Effective September 11, 1998, Golden State changed its fiscal year to conform to the calendar year of the accounting acquiror, Parent Holdings. Golden State anticipates holding its next annual meeting of stockholders and releasing its next annual report to stockholders during the second quarter of 1999.

              As Parent Holdings is the acquiring entity for accounting purposes, the assets, liabilities and other items of Golden State will be combined at fair value on September 11, 1998 with those of Parent Holdings at historical basis. Golden State will file its report pursuant to the Securities Exchange Act of 1934 for the year ended December 31, 1998 on Form 10-K. Such report will reflect historical data for Parent Holdings through September 11, 1998, and data for the merged entity for the period September 12, 1998 through December 31, 1998.








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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  September 14, 1998


                           GOLDEN STATE BANCORP INC.


                           By:   /s/ Richard H. Terzian
                                 -------------------------------------
                                 Name:   Richard H. Terzian
                                 Title:  Executive Vice
                                 President and Chief Financial Officer




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                                 EXHIBIT INDEX



Exhibit
Number                     Description
------                     -----------

2.1 Agreement and Plan of Reorganization, dated as of February 4, 1998, by and among First Nationwide (Parent) Holdings Inc., First Nationwide Holdings Inc., First Gibraltar Holdings Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp Inc. and Golden State Financial Corporation (incorporated by reference to Exhibit 2.1 to Golden State's Form 8-K dated February 4,
                  1998).

2.2 Amendment No. 1, dated as of July 13, 1998, to the Agreement and Plan of Reorganization, dated as of February 4, 1998, by and among First Nationwide (Parent) Holdings Inc., First Nationwide Holdings Inc., First Gibraltar Holdings Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp Inc. and Golden State Financial Corporation

23.1              Consent of KPMG Peat Marwick LLP

99.1              (a)  Financial Statements of Business Acquired.

                  (i) The following financial statements for Parent Holdings at December 31, 1997 and 1996, and for the years ended December 31, 1997, 1996 and 1995 are set forth in
                       Exhibit 99.1(a)(i) hereto:

                       Independent Auditors' Report

                       Consolidated Balance Sheets

                       Consolidated Statements of Operations

                       Consolidated Statements of Comprehensive Income

                       Consolidated Statements of Stockholder's Equity

                       Consolidated Statements of Cash Flows

                       Notes to Consolidated Financial Statements





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                  (ii)     The following financial statements for Parent
                           Holdings at June 30, 1998 and for the six months ended June 30, 1998 and 1997 are also set forth in
                           Exhibit 99.1(a)(ii) hereto:

                           Unaudited Consolidated Balance Sheets

                           Unaudited Consolidated Statements of Income

                           Unaudited Consolidated Statements of Comprehensive
                                    Income

                           Unaudited Consolidated Statements of Stockholder's
                                    Equity

                           Unaudited Consolidated Statements of Cash Flows

                           Notes to Unaudited Consolidated Financial Statements

                  (b)      Pro Forma Financial Information

                              The following unaudited pro forma condensed
                           combined financial statements at June 30, 1998 are set forth in Exhibit 99.1(b) hereto:

                           Pro Forma Condensed Combined Statement of Financial Condition at June 30, 1998(Unaudited)

                           Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1998 (Unaudited)

                           Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997 (Unaudited)









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